Tahoe Acquisition	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about business combination [abstract]
Tahoe Acquisition

8. TAHOE ACQUISITION
On February 22, 2019, the Company completed the acquisition of 100% of the issued and outstanding shares of Tahoe (the "Tahoe Acquisition"). Each Tahoe shareholder had the right to elect to receive either $3.40 in cash (the "Cash Election") or 0.2403 of a Common Share (the "Share Election") for each Tahoe share, subject in each case to pro-ration based on a maximum cash consideration of $275 million and a maximum number of Common Shares issued of 56.0 million. Tahoe shareholders who did not make an election by the election deadline were deemed to have made the Share Election. Holders of 23,661,084 Tahoe shares made the Cash Election and received all cash consideration in the amount of $3.40 per Tahoe share. The holders of 290,226,406 Tahoe shares that made or were deemed to have made, the Share Election were subject to pro-ration, and received consideration of approximately $0.67 in cash and 0.1929 of a Common Share per Tahoe share.
In addition, Tahoe shareholders received contingent consideration in the form of one CVR for each Tahoe share.  Each CVR will be exchanged for 0.0497 of a Common Share upon the first commercial shipment of concentrate following restart of operations at the Escobal mine (the "First Shipment"). The CVRs are transferable and have a term of 10 years. The First Shipment contingency is a discrete event upon which a fixed number of Common Shares will be issued. As there is no variability in the number of shares to be issued if the contingency is met, the Company has concluded that the CVR consideration meets the ‘fixed-for-fixed’ requirement in IAS 32 - Financial Instruments: Presentation. As such the CVRs are classified as a component of equity, recognized initially at fair value with no remeasurement, and any subsequent settlement to be accounted for within equity.
As a result of the Tahoe Acquisition, the Company paid $275 million in cash, issued 55,990,512 Common Shares, and issued 313,887,490 CVRs. After this share issuance, Pan American shareholders owned approximately 73%, while former Tahoe shareholders owned approximately 27% of the shares of the combined company. The Company has determined that this transaction represents a business combination with Pan American identified as the acquirer. Based on the February 21, 2019 closing share price of Common Shares, the total consideration of the Tahoe Acquisition is $1.1 billion. The Company began consolidating the operating results, cash flows and net assets of Tahoe from February 22, 2019 onwards.
Tahoe was a mid-tier publicly traded precious metals mining company with ownership interests in a diverse portfolio of mines and projects including the following principal mines: Timmins West and Bell Creek in Canada; La Arena and Shahuindo in Peru; and Escobal in Guatemala (the "Acquired Mines"). The Escobal mine's operations have been suspended since June 2017.
The Company reported its initial accounting for the Tahoe Acquisition during the first quarter of 2019 and had a measurement period of up to one year from the acquisition date to adjust any provisional amounts recognized and to recognize new assets and liabilities as a result of new information obtained which existed at the acquisition date. As a result, the Company recorded a deferred tax asset with most significant adjustments made to the deferred tax liabilities and mineral property during the fourth quarter of 2019. The bargain purchase gain recognized on the acquisition date was eliminated in the fourth quarter of 2019 and retrospectively adjusted from the first quarter's results as a result of changes in the assessed fair values of assets acquired.
Since acquisition on February 22, 2019, the assets acquired from Tahoe contributed revenue of $565.4 million and pre-tax net income of $124.5 million for the year ended December 31, 2019. Had the transaction occurred January 1, 2018, Tahoe would have contributed revenue of $644.3 million and pre-tax net income of $125.5 million for the year ended December 31, 2019. Acquisition-related costs of $7.5 million were expensed during the year ended December 31, 2019 and were presented as transaction and integration costs.

The following table summarizes the consideration paid as part of the purchase price:

Consideration:	Shares Issued/ Issuable	Consideration
Fair value estimate of the Pan American Share consideration (1)	55,990,512	$795,626
Fair value estimate of the CVRs (2)	15,600,208	71,916
Cash (1)	—	275,008
Fair value estimate of replacement options (3)	835,874	124
Total Consideration	72,426,594	$1,142,674

(1)	The Pan American Share consideration value is based on an assumed value of $14.21 per share (based on the NASDAQ closing price on February 21, 2019).

(2)
Assumed fair value of the CVRs is based on the residual amount of the value of the Tahoe Shares acquired (based on the NYSE closing price closing of $3.64 on February 21, 2019) after deducting the cash consideration of $275 million and the fair value of the Company's share consideration paid (based on the February 21, 2019 NASDAQ closing price of $14.21).

(3)
Assumed fair value of 3.5 million Tahoe options that upon the Tahoe Acquisition vested and converted into 835.8 thousand Pan American stock options (the "Replacement options"). The fair value of the Replacement options was determined using the Black-Scholes option pricing model, as at the Tahoe Acquisition date, using the following assumptions:

Share price at February 21, 2019 (Canadian dollars, "CAD")	$19.01
Exercise price	$11.67 - 97.26
Expected volatility	0.4075
Expected life (years)	0.2 - 1.0
Expected dividend yield	0.78%
Risk-free interest rate	0.93%
Fair value (CAD)	$163,273.36
CAD to USD exchange rate at December 31, 2018	$0.7578
Fair value (USD)	$123,729.43
The following table summarizes the preliminary and final allocation of the purchase price to the identifiable assets and liabilities based on their estimated fair values at the date of the Tahoe Acquisition:

	Preliminary as reported March 31, 2019	Adjustments	Final as reported December 31, 2019

Total purchase consideration paid for Tahoe	$1,142,674	$—	$1,142,674

Cash and cash equivalents	$27,529	$—	$27,529
Accounts receivable	17,854	300	18,154
VAT Receivable	87,268	224	87,492
Inventory	152,534	(4,325)	148,209
Other current assets	4,135	(2,754)	1,381
Mineral properties, plant and equipment	1,298,037	(58,635)	1,239,402
Other assets	3,450	3,101	6,551
Deferred tax assets	—	30,728	30,728
Accounts payable and accrued liabilities	(159,675)	10,933	(148,742)
Debt	(125,000)	—	(125,000)
Provision for closure and decommissioning liabilities	(70,119)	(7,201)	(77,320)
Net current and deferred income tax liabilities	(62,847)	(2,863)	(65,710)
Fair value of Tahoe net assets acquired	$1,173,166	$(30,492)	$1,142,674

Bargain purchase gain recognized in net earnings on February 22, 2019	$30,492	$(30,492)	$—

We primarily used discounted cash flow models (being the net present value of expected future cash flows) to determine the fair value of the mining interests. Expected future cash flows are based on the timing of commencement of commercial production and estimates of quantities of ore reserves and mineral resources, including expected conversions of resources to reserves, expected future production costs, and capital expenditures based on the life of mine plans for the acquired mines as at the acquisition date. The discounted future cash flow models used discount rates with rates applied to the acquired mines ranging from 5% to 9%, depending on the Company’s assessment of country risk, project risk, and other potential risks specific to the acquired mining interest. Further, the discounted cash flow models were based on the following estimated future metal prices:

Commodity Prices	2019-2022	2023 onwards
Gold price - $/oz.	$1,300	$1,300
Silver price - $/oz	$17.07	$18.50
Zinc - $/tonne	$2,599	$2,600
Lead - $/tonne	$2,171	$2,200